UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Ivy Variable Insurance Portfolios

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IVY VARIABLE INSURANCE PORTFOLIOS

Ivy VIP Growth

6300 Lamar Avenue

Overland Park, Kansas 66202

July 22, 2020

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of Ivy VIP Growth (the “Fund”), a series of Ivy Variable Insurance Portfolios (the “Trust”), will be held via audio teleconference on August 21, 2020, at 10:00 a.m., Central Time. You have received this letter because you were a shareholder of record of the Fund on July 17, 2020. I am writing to ask for your vote at the Meeting regarding the following proposal affecting the Fund, as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

•	To change the classification of the Fund from a “diversified” fund to a “non-diversified” fund.

The Board of Trustees of the Trust has approved, and unanimously recommends that you vote FOR, the proposal.

Detailed information about the proposal is contained in the enclosed materials. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Shareholders may attend the Meeting telephonically. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of July 17, 2020, please email our proxy solicitor, Di Costa Partners (“DCP”), at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Thursday, August 20, 2020 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of July 17, 2020, and you want to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Thursday, August 20, 2020 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of July 17, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the meeting. If you have any questions prior to the meeting, please call DCP at the phone number provided below.

Whether or not you plan to attend the Meeting via teleconference, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Fund as of the close of business on July 17, 2020. You are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, DCP may contact you. This will ensure that your vote is counted even if you cannot or do not wish to participate in the Meeting. If you have any questions about the Proposal or the voting instructions, you may call DCP at (833) 892-6622 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,

Jennifer K. Dulski

Secretary of the Trust

IVY VARIALBE INSURANCE PORTFOLIOS

Ivy VIP Growth

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 21, 2020

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of the Ivy VIP Growth (the “Fund”), a series of Ivy Variable Insurance Portfolios (the “Trust”), will be held via audio teleconference on August 21, 2020, at 10:00 a.m., Central Time (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof:

Proposal	Shareholders Entitled to Vote
To change the Fund’s classification from “diversified” to “non-diversified”	All shareholders of the Fund

The Board of Trustees of the Trust (the “Board”) has approved the Proposal. The Board also recommends that you vote FOR the Proposal, which you can do by filling out and signing the enclosed proxy card and returning it to us in the enclosed postage-paid envelope so that we know how you would like to vote.

The Proposal is discussed in greater detail in the accompanying proxy statement. Please read the proxy statement carefully for information concerning the Proposal. The enclosed materials contain the Notice of Meeting of Shareholders, proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote, your proxy will be voted FOR the Proposal.

Shareholders of record of the Fund at the close of business on July 17, 2020 are entitled to receive notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s) and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meeting via audio teleconference.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIA TELECONFERENCE, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you attend the Meeting via teleconference and wish to vote at that time, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting via teleconference, however, will not revoke a previously given proxy.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of July 17, 2020, please send an e-mail to the Fund’s proxy solicitor, Di Costa Partners (“DCP”), at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Thursday, August 20, 2020 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of July 17, 2020, and you want to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Thursday, August 20, 2020 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of July 17, 2020 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the meeting. If you have any questions prior to the meeting, please call DCP at (833) 892-6622.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

By Order of the Board of Trustees,

Jennifer K. Dulski

Secretary

July 22, 2020

PROXY STATEMENT

OF

IVY VIP GROWTH

a series of Ivy Variable Insurance Portfolios

DATED JULY 22, 2020

for

THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 21, 2020

This proxy statement (“Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Ivy Variable Insurance Portfolios (the “Trust”) on behalf of one of its series, the Ivy VIP Growth (the “Fund”), to be voted at the special meeting of shareholders of the Fund on August 21, 2020, and at any adjournments or postponements thereof (the “Meeting”). The Meeting will be held via audio teleconference at 10:00 a.m., Central Time.

The Proxy Statement provides you with information you should review before voting on the matters listed in the accompanying Notice of Special Meeting of Shareholders (“Notice of Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission. If there is anything you do not understand, please contact our proxy solicitor, Di Costa Partners (“DCP”), at (833) 892-6622.

The Notice of Meeting, the enclosed proxy card and this Proxy Statement (collectively, the “Proxy Materials”) are first being mailed to the Fund’s shareholders on or about July 27, 2020.

Proposal/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders of the Fund to consider and vote on the following proposal (the “Proposal”), which is described more fully below:

Proposal	Shareholders Entitled to Vote
To change the classification of the Fund from “diversified” to “non-diversified”	All Shareholders of the Fund

The Board has unanimously approved, and recommends that you vote FOR, the Proposal.

Shareholders of record of the Fund as of the close of business on July 17, 2020 (the “Record Date”) are entitled to attend and to vote at the Meeting. As of the Record Date, the number of shares of the Fund outstanding and entitled to vote at the Meeting is forth herein.

Due to the coronavirus outbreak (COVID-19) and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please email DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Thursday, August 20, 2020 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail DCP at meetinginfo@dicostapartners.com no later than 2:00 p.m. Eastern Time on Thursday, August 20, 2020 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to DCP at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. DCP will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the meeting. If you have any questions prior to the meeting, please call DCP at the phone number provided above.

If you do not expect to be present at the Meeting via teleconference and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s). If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via teleconference and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via teleconference and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via teleconference does not, in itself, revoke a proxy.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

PROPOSAL

TO CHANGE THE CLASSIFICATION OF THE FUND

FROM “DIVERSIFIED” TO “NON-DIVERSIFIED”

Introduction

The Investment Company Act of 1940, as amended (the “1940 Act”), requires every mutual fund to state, as a fundamental policy, whether it is a “diversified” fund or “non-diversified” fund, as defined in the 1940 Act. The 1940 Act also requires that any change in a fund’s classification from diversified to non-diversified first be approved by the fund’s shareholders.

The 1940 Act limits the amount that a diversified fund may invest in any single issuer. Under the 1940 Act, a diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer if, as a result of such investment (i) more than 5% of the value of the fund’s total assets would be invested in securities of any one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of any one issuer. These percentage limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies. With respect to the remaining 25% of its total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer. These limits apply at the time a diversified fund purchases a security; a diversified fund may exceed these limits if positions it already holds increase in value relative to the rest of the fund’s holdings. In contrast, a non-diversified fund is not required to meet the standard of a diversified fund; it may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Proposal

The Fund currently is classified as a diversified fund. Shareholders are being asked to approve changing the Fund’s classification from diversified to non-diversified, as defined in the 1940 Act, by eliminating the Fund’s existing fundamental investment restriction concerning diversification, which prohibits the Fund from investing in securities in amounts that exceed the limits that the 1940 Act imposes on diversified funds. Ivy Investment Management Company (“IICO” or the “Adviser”), investment manager of the Fund, believes changing the Fund’s classification to non-diversified will benefit the Fund by giving its investment team the ability to invest a greater percentage of Fund assets in fewer issuers or any one issuer. The change would enable the Adviser to focus the Fund’s investments on those securities that the Adviser believes are the most promising. Because the Adviser would be able to invest larger percentages of the Fund’s assets in the securities of a single issuer, the Adviser would be able to take more meaningful positions in securities that are its top investment choices. In addition, the Adviser believes that the proposed change would provide the Fund with increased flexibility to respond to future investment opportunities.

However, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if it had diversified its investments. The portfolio managers would use this increased investment flexibility to invest more assets of the Fund in the securities of a single issuer only if and when they believe that doing so justifies the risks involved.

The Adviser does not expect the proposed change in the Fund’s classification at this time to materially affect the manner in which it conducts the Fund’s investment program, as reflected in the Trust’s current prospectus and statement of additional information. Other than the change in the Fund’s classification from diversified to non-diversified, the Adviser and the Board do not propose or anticipate any material change in the management of the Fund if the Proposal is approved. Any future material changes to the management of the Fund will require Board consideration and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

In addition, the Fund is now (and will remain) subject to the diversification rules of the Internal Revenue Code of 1986, as amended (“Revenue Code”). These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may hold a greater percentage of its assets in a single issuer during periods between the ends of its fiscal quarters. However, the Adviser has no current intention of investing the Fund in the securities of any single issuer beyond the Revenue Code limits. Like the 1940 Act limits, the Revenue Code limits do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to securities issued by other investment companies.

If shareholders of the Fund approve the Proposal, the change in the Fund’s classification from diversified to non-diversified will become effective when the Fund’s registration statement is revised or supplemented to reflect the change. If shareholders of the Fund do not approve the Proposal, that Fund will continue to operate as a “diversified” fund.

Required Vote

Approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities of a fund present at the shareholder meeting, if the holders of more than 50% of the outstanding voting securities of a fund are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of a fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

INFORMATION ABOUT THE MEETING

Record Date

Shareholders of record of the Fund as of the close of business on the Record Date are entitled to vote at the Meeting. Shareholders of the Fund are entitled to one vote for each share and a fractional vote for each fractional share that they own. On the Record Date, the Fund had 76,624,939.736 shares issued and outstanding.

Quorum, Voting and Adjournment

Quorum. The presence of one-third of the outstanding shares of the Fund entitled to vote at the Meeting shall constitute a quorum at the Meeting for purposes of conducting business at the Meeting.

Voting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card(s). The required control number for Internet and telephone voting also is printed on the enclosed proxy card(s). The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. All shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Meeting, your shares will be voted at the proxies’ discretion. If you require additional information regarding the proxy, you may contact our proxy solicitor, DCP.

If you participate in the Meeting via teleconference and wish to vote at that time, you will be able to do so. If you intend to participate in the Meeting and you hold your shares through a bank, broker or other custodian, you will be required to establish satisfactory proof of ownership of shares of the Fund to gain admission to the Meeting. You may do so by following the instructions set forth in these Proxy Materials. If you hold your shares in a brokerage account or through a bank or other nominee, you may not be able to vote at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Adjournment. In the event that a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

Voting Rights

The Fund sells its shares only to the separate accounts of certain select insurance companies (“Participating Insurance Companies”) to fund certain variable life insurance policies and variable annuity contracts (“Policies”). The shares of the Fund are currently sold only to variable life insurance separate accounts and variable annuity separate accounts (hereinafter collectively referred to as the “Variable Accounts”) as a funding vehicle for the Policies offered by the Variable Accounts of Participating Insurance Companies. Each of the Variable Accounts has a sub-account (“Sub-Account”), the assets of which are invested in shares of the Fund.

Owners of the Policies issued by each Participating Insurance Company (“Policyowners”) who select the Fund for investment through a Variable Account have a beneficial interest in the Fund, but do not invest directly in or hold shares of the Fund. The Participating Insurance Company that uses the Fund as an investment option is, in most cases, the actual shareholder of the Fund and, as the legal owner of the Fund’s shares, has voting power with respect to the shares. Each Participating Insurance company is the legal owner of all Fund shares held by the Variable Accounts of that Participating Insurance Company. In accordance with its view of applicable law, each Participating Insurance Company is soliciting voting instructions from its Policyowners with respect to all matters to be acted upon at the Meeting. The Policyowners permitted to give instructions for the Fund and the number of Fund shares for which instructions may be given will be determined as of the Record Date for the Meeting. The numbers of votes which a Policyowner has the right to instruct will be calculated separately for each Variable Account. That number is determined by applying the Policyowner’s percentage interest, if any, in the Sub-Account holding shares of the Fund to the total number of votes attributable to that Sub-Account. All Fund shares held by the Variable Accounts of a Participating Insurance Company will be voted in accordance with voting instructions received from its Policyowners. Each Participating Insurance Company will vote Fund shares attributable to its Policies as to which no timely instructions are received, and any Fund shares held by that Participating Insurance Company as to which Policyowners have no beneficial interest, in proportion to the voting instructions, including abstentions, which are received with respect to its Policies participating in the Fund. The effect of such proportional voting is that a small number of Policyowners may determine the outcome of the vote.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker “non-votes” will be treated as shares voted against the Proposal. Accordingly, shareholders are urged to vote or forward their voting instructions promptly.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail. The Adviser has retained DCP as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and facsimile. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. DCP anticipates that approximately 10 of its employees or other persons will be involved in soliciting shareholders of the Fund. The cost to the Fund of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $52,000. Costs will vary depending on the number of solicitations made. Additional solicitations may be made by telephone, mail, e-mail, or other personal contact by the Trust’s officers or employees or representatives of IICO or one of its affiliates. The Trust’s officers, and those employees and representatives of IICO or its affiliates who assist in the proxy solicitation, will not receive any compensation for such efforts. In addition, the Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.

Revocation of Proxies

Shareholders who execute proxy cards via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Meeting or by attending the Meeting via teleconference and voting. Merely attending the Meeting via teleconference, however, will not revoke a previously submitted proxy.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for Meeting to be held August 21, 2020

The Proxy Materials are available at www.eproxyaccess.com/ivyvip20.

OTHER INFORMATION

Ownership of Shares

To the best of the Fund’s knowledge, the following shareholders of record owned 5% or more of the outstanding voting shares of the Fund as of the Record Date:

Shareholder Name, City and State	Total Shares Owned	% of Class
United Investors Life Variable Universal Life Birmingham, AL	10,872,533.792	14.19%

Bank of New York Mellon Ivy Funds - VIP Pathfinder Moderately Aggressive Fund Master Account Shawnee Mission, KS	10,371,702.336	13.54%

Nationwide Life Insurance Company Columbus, OH	9,816,403.023	12.81%

Bank of New York Mellon Ivy Funds - VIP Pathfinder Moderate Managed Volatility Fund Master Account Shawnee Mission, KS	8,048,758.267	10.50%

Bank of New York Mellon Ivy Funds - VIP Pathfinder Moderate Fund Master Account Shawnee Mission, KS	7,677,408.613	10.02%

Shareholder Name, City and State	Total Shares Owned	% of Class
Minnesota Life Insurance Company St. Paul, MN	4,978,360.271	6.50%

Nationwide Life Insurance Company Columbus, OH	4,731,417.619	6.17%

Nationwide Life Insurance Company Columbus, OH	4,359,755.574	5.69%

United Investors Life Advantage II Birmingham, AL	3,907,343.118	5.10%

As of the Record Date, all of the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Service Providers

Adviser. Ivy Investment Management Company, 6300 Lamar Avenue, Overland Park, Kansas 66202. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at the same address.

Underwriter. Ivy Distributors, Inc., 6300 Lamar Avenue, Overland Park, Kansas 66202.

Custodian. The Bank of New York Mellon, One Wall Street, New York, New York 10286.

Shareholder Servicing Agent and Accounting Services Agent. WI Services Company, 6300 Lamar Avenue, Overland Park, Kansas 66202.

Shareholder Reports

The Fund’s Annual Report for the most recently completed fiscal year previously has been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual Report. You can obtain the Annual Report, without charge, by writing Ivy Client Services at P.O. Box 291722, Kansas City, Missouri 64121-9722, Attn: Investor Services & Support, or by calling toll free 1-800-777-6472. You should receive the reports within three business days of your request. The Annual Report also is available via the Internet at the Fund’s website, www.ivyinvestments.com.

Householding

To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of this Proxy Statement to shareholders having the same last name and address on the Fund’s records, unless the Fund has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Fund through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to Ivy Distributors, Inc. at the address set forth above.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. However, if any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Fund does not hold annual shareholder meetings. Any shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Secretary of the Fund at 6300 Lamar Avenue, Overland Park, Kansas 66202. Any shareholder proposal intended to be presented at any future meeting of the Fund’s shareholders must be received by the Fund at its principal office at a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

By order of the Board,

Jennifer K. Dulski

Secretary

July 22, 2020

Ivy INVESTMENTS®

PO Box 9206, Canton, MA 02021-9905

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE

1. Read the proxy statement and locate your control number below.
2. Go to www.proxyvotenow.com/ivyvip
3. Follow the simple instructions

VOTE BY PHONE

1. Read the proxy statement and locate your control number below.
2. Call toll-free 866-849-9666
3. Follow the simple instructions.

▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned shareholder of Ivy VIP Growth (the "Fund"), a series of Ivy Variable Insurance Portfolios, hereby appoints Jennifer K. Dulski, Philip A. Shipp and Scott Schneider, and each of them, as the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on July 17, 2020, at the Special Meeting of Shareholders of the Fund to be held via audio teleconference, on August 21, 2020 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. **THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS VOTING PROXY WILL BE VOTED FOR THE PROPOSAL, AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.**

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable   Sign in the box above.

Date ____________________

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. If shares are held jointly, one or more owners should sign personally. If signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give full title under the signature.

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▽ PLEASE DETACH AT PERFORATION BEFORE MAILING. ▽

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on August 21, 2020

The Proxy Statement and Proxy Card for this meeting are available at: www.eproxyaccess.com/ivyvip20

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE – Mark one box below in blue or black ink as shown in the example: ☒

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD.

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